SUPPLEMENT TO THE FIDELITY SELECT
PORTFOLIOS(registered trademark) PROSPECTUS
DATED APRIL 29, 1996
Effective July 18, 1996, Fidelity Select Consumer Products Portfolio changed its name to Fidelity Select Consumer Industries Portfolio.
The following information updates the similar information found in the section entitled "FMR and Its Affiliates," beginning on page P-34.
Paul Antico is manager of Industrial Equipment, which he has managed since March 1996. Since joining Fidelity in 1991, Mr. Antico has worked as an analyst and manager.
John Avery is manager of Chemicals and Regional Banks, which he has managed since July 1995 and September 1996, respectively. Mr. Avery joined Fidelity as an analyst in 1995. Previously, he was an analyst for Putnam Investments from 1993 to 1994. He earned his MBA from The Wharton School at the University of Pennsylvania.
Stephen Binder is manager of Natural Gas, which he has managed since November 1996. Since joining Fidelity in 1989 he has worked as an analyst and manager.
Minerva Butler is manager of Developing Communications which she has managed since August 1996. Ms. Butler joined Fidelity in 1995 as an analyst, after earning an MBA from Stanford University. Previously, she was an internal audit supervisor for US West, Inc., from 1989 to 1992.
Douglas Chase is manager of Automotive and Industrial Materials, which he has managed since May 1996 and November 1994, respectively. He also manages another Fidelity fund. Mr. Chase joined Fidelity as an analyst in 1993, after receiving his MBA from the University of Michigan.
Katherine Collins is manager of Consumer Industries and Leisure, which she has managed since September 1996 and February 1996, respectively. Since joining Fidelity in 1990, Ms. Collins has worked as an analyst and manager. Stephen DuFour is manager of Transportation and Energy, which he has managed since December 1994 and October 1996, respectively. He also manages other Fidelity funds. Mr. DuFour joined Fidelity as an analyst in 1992, after earning his MBA from the University of Chicago.
Robert Ewing is manager of Environmental Services and Energy Service, which he has managed since January 1996 and November 1996, respectively. Since joining Fidelity in 1990, Mr. Ewing has worked as an analyst and manager. Adam Hetnarski is manager of Technology, which he has managed since March 1996. He also manages other Fidelity funds. Mr. Hetnarski joined Fidelity in 1991 as an analyst.
Andy Kaplan is manager of Electronics, which he has managed since August 1996. Mr. Kaplan joined Fidelity as an analyst in 1995. Previously, he was an analyst with T. Rowe Price in 1994, and an associate director of consulting for Edward S. Gordon Company in New York City from 1988 through 1993.
Scott Offen is manager of Food and Agriculture, which he has managed since November 1996. Since joining Fidelity in 1985, Mr. Offen has worked as an analyst and manager.
Lawrence Rakers is manager of Precious Metals and Minerals, Paper and Forest Products, and American Gold, which he has managed since July 1996, February 1996, and July 1995, respectively. Mr. Rakers joined Fidelity in 1993. Prior to that, he was a project engineer for Loral Corporation from 1986 to 1993.
Kevin Richardson is manager of Air Transportation which he has managed since May 1996. He joined Fidelity in 1994 as an analyst, after receiving his MBA from the University of North Carolina at Chapel Hill. Previously, he was an equity analyst with Kidder, Peabody & Company.
William Rubin is manager of Defense and Aerospace and Home Finance, which he has managed since December 1994 and October 1996, respectively. Mr. Rubin joined Fidelity in 1994 as an analyst, after receiving his MBA from Harvard Business School. Previously, he was an analyst for VLSI Technologies from 1990 to 1992.
Louis Salemy is manager of Brokerage and Investment Management and Financial Services, which he has managed since December 1995 and December 1994, respectively. He also manages other Fidelity funds and previously managed other Select Portfolios. He joined Fidelity as a research analyst in 1992. Before joining Fidelity, Mr. Salemy was a security analyst for Loomis, Sayles and Company from 1989-1992.
Peter Saperstone is manager of Construction and Housing which he has managed since August 1996. Previously, he was an equity analyst. Prior to joining Fidelity in August 1995, Mr. Saperstone was an equity research analyst at Gabelli & Company, Inc., from 1993 to 1995, and a credit analyst at National Westminster Bank USA from 1991 to 1993.
Nick Thakore is manager of Telecommunications, which he has managed since July 1996. Previously, he was an equity analyst. Mr. Thakore joined Fidelity in 1993 after receiving an MBA from The Wharton School at the University of Pennsylvania. Prior to that, he was a real estate analyst for Prudential Properties Company from 1989 to 1991.
Jason Weiner is manager of Computers which he has managed since March 1996. Since joining Fidelity in 1991, Mr. Weiner has worked as an analyst and manager.
Deborah Wheeler is manager of Medical Delivery which she has managed since November 1996. Since joining Fidelity in 1986, Ms. Wheeler has worked as an analyst and manager.
The following information supplements that found in the "Securities and Investment Practices" section beginning on page P-42.
CASH MANAGEMENT. A fund may invest in money market securities, in a pooled account of repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
RESTRICTION: The money market fund does not currently intend to invest in a money market fund.
   The following information replaces similar information found on page
P-50:
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $2,500
For Fidelity IRA, Rollover IRA, SEP-IRA and Keogh accounts  $500
TO ADD TO AN ACCOUNT  $250
For Fidelity IRA, Rollover IRA, SEP-IRA and Keogh accounts $250 Through regular investment plans* $100
MINIMUM BALANCE $1,000
For Fidelity IRA, Rollover IRA, SEP-IRA and Keogh accounts $500
* FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO INVESTOR SERVICES, PAGE P-52.
T   hese minimums may vary for investments through Fidelity Portfolio
Advisory Services. There is no minimum account balance or minimum initial or subsequent investment for certain retirement accounts funded through salary reduction, or accounts opened with the proceeds of distributions from such Fidelity retirement accounts. Refer to the program materials for
detail    s.
The following information replaces similar information beginning on page
P-56:
2   .     To shares in a Fidelity account purchased with the proceeds of a distribution from an employee benefit plan, provided that at the time of the distribution, the employer or its affiliate maintained a plan that both qualified for waiver (1) above and had at least some of its assets invested in Fidelity-managed products. (Distributions transferred to an IRA account must be transferred within 60 days from the date of the distribution. All other distributions must be transferred directly into a Fidelity account.)
7. If you are a current or former Trustee or officer of a Fidelity fund or a current or retired officer, director, or regular employee of FMR Corp. or Fidelity International Limited or their direct or indirect subsidiaries (a Fidelity Trustee or employee), the spouse of a Fidelity Trustee or employee, a Fidelity Trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee.
SUPPLEMENT TO THE FIDELITY SELECT PORTFOLIOS(registered trademark) STATEMENT OF ADDITIONAL INFORMATION
DATED APRIL 29, 1996
The following information replaces the similar information found on page 3.
(i) In order to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, each fund currently intends to comply with certain diversification limits by Subchapter M.
(xi) Each fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply (i) to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation or merger, or (ii) to securities of other open-end investment companies managed by FMR or a successor or affiliate purchased pursuant to an exemptive order granted by the SEC.
The following information supplements that found on page 3.
Subchapter M generally requires a fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50 % of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.
The following information replaces the similar information found on page 5.
(ix) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply (i) to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation or merger, or (ii) to securities of other open-end investment companies managed by FMR or a successor or affiliate purchased pursuant to an exemptive order granted by the SEC.
The following information replaces the similar information in the "Additional Purchase and Redemption Information" section found on page 41. The sales charge will not apply:
3. to shares in a Fidelity account purchased (including purchases by exchange) with the proceeds of a distribution from an employee benefit plan provided that: (i) at the time of the distribution, the employer, or an affiliate (as described in exemption 1 above) of such employer, maintained at least one employee benefit plan that qualified for exemption 1 and that had at least some portion of its assets invested in one or more mutual funds advised by FMR, or in one or more accounts or pools advised by Fidelity Management Trust Company; and (ii) either (a) the distribution is transferred from the plan to a Fidelity IRA account within 60 days from the date of the distribution, or (b) the distribution is transferred directly from the plan into another Fidelity account;
8. to shares purchased by a current or former Trustee or officer of a Fidelity fund or a current or retired officer, director, or regular
employee of FMR Corp.    or FIL or their direct or indirect subsidiaries (a
Fidelity Trustee or employee), the spouse of a Fidelity Trustee or employee, a Fidelity Trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee; or
9. to shares purchased by a bank trust officer, registered representative, or other employee of a qualified recipient. Qualified recipients are securities dealers or other entities, including banks and other financial institutions, who have sold the fund's shares under special arrangements in connection with FDC's sales activities.
Each fund's sales charge may be reduced to reflect sales charges previously paid, or that would have been paid absent a reduction for some purchases made directly with Fidelity as noted in the prospectus, in connection with investments in other Fidelity funds. This includes reductions for investments in the following prototype or prototype-like retirement plans sponsored by FMR or FMR Corp.: The Fidelity IRA, The Fidelity Rollover IRA, The Fidelity SEP-IRA and SARSEP, The Fidelity SIMPLE IRA, The Fidelity Retirement Plan, Fidelity Defined Benefit Plan, The Fidelity Group IRA, The Fidelity 403(b) Program, The Fidelity Investments 401(a) Prototype Plan for
Tax-Exempt Employers, and The CORPORATEplan for Retire    ment (Profit
Sharing and Money Purchase Plan).